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                              RSI RETIREMENT TRUST
                       SUPPLEMENT DATED JANUARY 29, 1999
                      TO PROSPECTUS DATED JANUARY 1, 1999

    On January 28, 1999, the Board of Trustees of RSI Retirement Trust (the "Trust") met and approved several changes relating to one of the two investment sub-advisers of the Emerging Growth Equity Fund. The Board terminated the investment sub-advisory agreement between Retirement System Investors Inc. ("Investors") and Friess Associates Inc. ("Friess"), effective, upon the concurrence of Friess, February 8, 1999. Investors, investment manager to the Trust, will assume portfolio management of $10 million of the Emerging Growth Equity Fund on February 8, 1999, with the balance of the portfolio to be managed by HLM Management Company, Inc., ("HLM"), the remaining sub-advisor of the Emerging Growth Equity Fund. Under its Investment Management Agreement with the Trust, the Trust pays Investors an annual fee of 1.0% of the portfolio assets managed directly by Investors, payable as of the last day of each month, based on average daily net assets during such month. This portion of the annual advisory fee is the same as that paid to Friess under its investment sub-advisory agreement. In addition, the Trust pays a fee to Investors, as described in the Prospectus, for the portion of the Emerging Growth Equity Fund managed by HLM. This fee arrangement has not been changed. An amended Investors advisory agreement will be submitted for unitholder approval at the Annual Meeting of Unitholders to be held during April 1999.